UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

CIVISTA BANCSHARES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CIVISTA BANCSHARES, INC.

100 East Water Street

Sandusky, OH 44870

SUPPLEMENT DATED March 12, 2025

TO THE PROXY STATEMENT DATED March 10, 2025

FOR AN ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 15, 2025

On March 10, 2025, Civista Bancshares, Inc. (the “Company”) filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission in connection with an Annual Meeting of Stockholders to be held on April 15, 2025. The Company is providing this supplement solely to correct certain inadvertent errors in the Proxy Statement relating to the form of proxy card included therewith. Due to an inadvertent error, the form of proxy card included at the end of the Proxy Statement contained errors and is not the final form of proxy card used by the Company’s proxy agent. The corrected proxy card is attached hereto. Except as described above, this supplement to the Proxy Statement does not modify, amend, supplement, or otherwise affect the Proxy Statement.

P.O. BOX 8016, CARY, NC 27512-9903
Scan QR for digital voting

Civista Bancshares, Inc.	Internet: www.proxypush.com/CIVB • Cast your vote online • Have your Proxy Card ready
Annual Meeting of Shareholders

For Shareholders of record as of February 18, 2025

Tuesday, April 15, 2025 10:00 AM, Eastern Time

Cedar Point Center Facility, BGSU Firelands College, One University Drive, Huron,
Ohio 44839

YOUR VOTE IS IMPORTANT!

PLEASE VOTE BY: 10:00 AM, Eastern Time, April 15, 2025.

• Follow the simple instructions to record your vote
Phone:
1-844-926-2041
• Use any touch-tone telephone
• Have your Proxy Card ready
• Follow the simple recorded instructions
Live Agent:
1-888-554-5653
Speak to a live agent and vote on a recorded line
Mail:
• Mark, sign and date your Proxy Card
• Fold and return your Proxy Card in the postage-paid envelope provided

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Gerald B. Wurm, Nathan E. Weaks and James O. Miller (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Civista Bancshares, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You only need to vote once. We recommend that you vote using the QR code above, but if you choose to vote by mail, please be sure to mark your votes, sign and date this proxy card on the reverse side then mail in the envelope provided.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Civista Bancshares, Inc. Annual Meeting of Shareholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 4 AND 5

THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY

1 YEAR.

	PROPOSAL		YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect twelve (12) Directors to serve one-year terms expiring in 2026.
		FOR	WITHHOLD
	1.01 Darci Congrove	☐	☐			FOR
	1.02 Mark Macioce	☐	☐			FOR
	1.03 Julie A. Mattlin	☐	☐			FOR
	1.04 Dennis E. Murray, Jr.	☐	☐			FOR
	1.05 Mary Patricia Oliver	☐	☐			FOR
	1.06 Charles A. Parcher	☐	☐			FOR
	1.07 Clyde A. Perfect, Jr.	☐	☐			FOR
	1.08 Dennis G. Shaffer	☐	☐			FOR
	1.09 Harry Singer	☐	☐			FOR
	1.10 Nathan E. Weaks	☐	☐			FOR
	1.11 Lorina W. Wise	☐	☐			FOR
	1.12 Gerald B. Wurm	☐	☐			FOR

		FOR	AGAINST	ABSTAIN
2.	To consider and vote upon a non-binding advisory resolution to approve the compensation of the Corporation’s named executive officers as disclosed in the accompanying proxy statement.	☐	☐	☐		FOR

		1YR	2YR	3YR	ABSTAIN
3.	To consider and vote upon a non-binding advisory resolution to approve the frequency of future advisory votes on the compensation of the Corporation’s named executive officers.	☐	☐	☐	☐	1 YEAR

		FOR	AGAINST	ABSTAIN
4.

To consider and vote upon a proposal to adopt an amendment to Article XI of the Corporation’s Amended and Restated Code of Regulations (the “Regulations”) to grant the Board of Directors the authority to make limited future amendments to the Regulations to the extent permitted by the Ohio General Corporation Law.

		☐	☐	☐		FOR
5.	To ratify the appointment of Plante & Moran, PLLC as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2025.	☐	☐	☐		FOR
6.	To consider and act upon any other matter which may properly be brought before the meeting or any adjournment thereof.

☐	Check here if you would like to attend the meeting in person.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date